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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): SEPTEMBER 28, 2004

                         NORTH FORK BANCORPORATION, INC.
                         -------------------------------
                          (Exact Name of Registrant as
                              Specified in Charter)


        Delaware                  1-10458                   36-3154608
        --------                  -------                   ----------
    (State or Other           (Commission File            (I.R.S. Employer
      Jurisdiction                 Number)              Identification No.)
   of Incorporation)


                  275 Broadhollow Road Melville, New York 11747
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 844-1004
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
              ----------------------------------------------------
                   (Former Name or Former Address, if Changed
                               Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01    OTHER EVENTS

      North Fork Bancorporation, Inc. issued a press release today (See Exhibit 99.1, which is incorporated herein by reference) announcing that its Board of Directors approved a 10% increase in its regular quarterly cash dividend and declared a three for two split on its common stock.

      The quarterly dividend was increased by 10% to $.33 per share ($.22 per share post-split) from $.30 per share on a pre-split basis. THIS DIVIDEND PAYMENT WILL BE MADE ON A PRE-SPLIT BASIS. Both the dividend payment and the stock split will be made to shareholders of record on October 29, 2004 and will be payable on November 15, 2004. The Company will close on the pending GreenPoint Financial Corp. transaction on October 1, 2004. Therefore, GreenPoint shareholders will participate in the increased cash dividend payment and stock split. GreenPoint shareholders will receive 1.0514 shares of common stock of North Fork for each share of common stock they own.

      North Fork will have approximately 480 million post-split shares outstanding after the consummation of the merger with GreenPoint.

      North Fork, when combined with GreenPoint, will have approximately $55 billion in assets and operate from 350 branch locations throughout the New York Metropolitan area, New Jersey and Connecticut.



ITEM  9.01       FINANCIAL STATEMENTS AND EXHIBITS

      (c)   99.1  Press Release issued on September 28, 2004.


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                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 28, 2004



NORTH FORK BANCORPORATION, INC.


By:   /s/ Daniel M. Healy
-------------------------------
Daniel M. Healy
Executive Vice President
Chief Financial Officer


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